Impairment of non-current assets	12 Months Ended
Dec. 31, 2019
Impairment of non-current assets.
Impairment of non-current assets

31     Impairment of non-current assets

Accounting policy

Impairment of goodwill

As part of the impairment testing procedures, the goodwill arising from business combination is allocated to a CGU or groups of CGUs that are expected to benefit from the related business combination and is tested at the lowest level that goodwill is monitored by management. Goodwill is tested annually for impairment as at September 30, regardless of whether there has been an impairment indicator or, more frequently, if circumstances indicate that the carrying amount may not be recovered.

Impairment of non-financial assets

The Company assesses, at each reporting date, whether there are indicators that the carrying amount of an asset or CGU may not be recovered. If any indicator exists, such as change in forecasted commodity prices, significant increase in operational costs, significant decrease in production volumes, reduction in life of mine, cancelation or significant reduction in scope of a project, market conditions or unusual events that can affect the business, the Company estimates the asset's or CGU's recoverable amount.

The recoverable amount is estimated by reference to the higher of an asset's or CGU's fair value less cost of disposal and its value in use (being the net present value of expected future cash flows of an asset or CGU in its current condition). The recoverable amount is determined for an individual asset, unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets, in which case, the asset is tested as part of a larger CGU to which it belongs.

If the carrying amount of an asset or CGU exceeds its recoverable amount, the asset or CGU is considered impaired and is reduced to its recoverable amount. Non-financial assets other than goodwill that were adjusted due to impairment are subsequently reviewed for possible reversal of the impairment at each reporting date. Generally, the opposite of indicators that gave rise to an impairment loss would be considered indicators that impairment losses might have reversed. If the underlying reasons for the original impairment have been removed or the service potential of the asset or CGU has increased, assessment of impairment reversals is performed by the Company. Reversals of impairment losses that arise simply from the passage of time are not recognized.

Impairment of exploration assets and development projects

Exploration assets representing mineral rights acquired in business combinations included in intangible assets and development projects at the FEL 3 stage included in property, plant and equipment are tested for impairment in aggregation with CGU or groups of CGUs that include producing assets. The allocation of exploration assets and development projects to CGUs or group of CGUs is based on 1) expected synergies or share of producing assets infrastructure, 2) legal entity level and 3) country level. When testing a CGU or a group of CGUs that include exploration assets and development projects, the Company performs the impairment test in two steps. In the first step, producing assets our group of producing assets are tested for impairment on an individual basis. In the second step, exploration assets and development projects are allocated to a CGU or a group of CGUs and tested for impairment on a combined basis.

Valuation methods and assumptions for recoverable amount

Fair value less cost of disposal (FVLCD)

FVLCD is an estimate of the price that the Company would receive to sell an asset, CGU or group of CGUs in an orderly transaction between market participants at the measurement date, less the cost of disposal. FVLCD is not an entity-specific measurement but is focused on market participants' assumptions for a particular asset. FVLCD is estimated by the Company using discounted cash flows techniques and, although the Company considers observable inputs, a substantial portion of the assumptions used in the calculations are unobservable. These cash flows are classified as level 3 in the fair value hierarchy. No CGUs are currently assessed for impairment by reference to a recoverable amount based on FVLCD classified as level 1 or level 2.

Value in use (VIU)

VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its current condition and its residual value. VIU is determined by applying assumptions specific to the Company's continued use and does not consider enhancements or future developments. These assumptions are different to those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) than a FVLCD calculation.

Forecast assumptions

The cash flow forecasts are based on management's best estimates of expected future revenues and costs, including the future cash costs of production, capital expenditure, and closure, restoration and environmental costs. The resulting estimates are based on detailed life-of-mine and/or long-term production plans. When calculating FVLCD, these forecasts may include anticipated expansions which are at the evaluation stage of study.

The cash flow forecasts may include net cash flows expected to be realized from the extraction, processing and sale of material that does not currently qualify for inclusion in ore reserves. Such non-reserve material is only included when the Company has confidence it will be converted to reserve. This expectation is usually based on preliminary drilling and sampling of areas of mineralization that are contiguous with existing ore reserves. Typically, the additional evaluation required to conversion to reserves for such material has not yet been done because this would involve incurring evaluation costs earlier than is required for the efficient planning and operation of the producing mine.

For the purposes of determining FVLCD from a market participant's perspective, the cash flows incorporate management's price forecast. The price forecasts used for ore reserve estimation and the Company's strategic planning are generally consistent with those used for impairment testing.

Cost levels incorporated in the cash flow forecasts are based on the current life-of-mine plan or long-term production plan for the CGU, which are based on detailed research, analysis and iterative modelling to optimize the level of return from investment, output and sequence of extraction. The mine plan takes account of all relevant characteristics of the orebody, including waste-to-ore ratios, ore grades, haul distances, chemical and metallurgical properties of the ore impacting process recoveries and capacities of processing equipment that can be used. The life-of-mine plan and/or long-term production plans are, therefore, the basis for forecasting production output and production costs in each future year.

The discount rates applied to the future cash flow forecasts represent the Company's estimate of the rate that a market participant would apply having regard to the time value of money and the risks specific to the asset for which the future cash flow estimates have not been adjusted. The Company's weighted average cost of capital is generally used for determining the discount rates, with appropriate adjustments for the risk profile of the countries in which the individual CGUs operate. With respect to the estimated future cash flows of capitalized exploration assets and development projects in FEL 3 stage, the Company applies a price to net assets value ratio discount in order to reflect the inherent risk of such projects and that are neither adjusted in the discount rate nor in the future cash flows. The discount is based on the stage of the project and type of metal.

Critical accounting estimates and judgments - Impairment of non-current assets

Impairment is assessed at the CGU level. A CGU is the smallest identifiable asset or group of assets that generates independent cash inflows. Judgment is applied to identify the Company's CGUs, particularly when assets belong to integrated operations, and changes in CGUs could impact impairment charges and reversals. When applying its judgment in grouping CGUs, the Company concluded that its mining operations in Vazante and Morro Agudo should be grouped with its Três Marias smelter operation, as these two mines are vertically integrated operations. Also, the Company concluded that Shalipayco greenfield project should be grouped with the Cerro Pasco CGU as the current plan, as determined in the scoping study of the project, is to integrate Shalipayco to the Cerro Pasco complex.

External and internal factors are monitored for impairment indicators and include quarterly internal review of impairment indicators. Judgment is required to determine whether the impact of adverse spot commodity price movements is significant and structural in nature. Also, the Company's assessment whether internal factors such as increase in production costs and delay in projects result in impairment indicators requires significant judgment.

The process of estimating the recoverable amount involves the use of assumptions, judgment and projections for future cash flows. These calculations use cash flow projections, based on approved financial and operational budgets for a five-year period. After the five-year period, the cash flows are extended until the end of the useful life of mine or indefinitely for the smelters. The smelters cash flows do not use growth rates in the cash flow projections of the terminal value. Management's assumptions and estimates of future cash flow used for the Company's impairment testing of goodwill and non-financial assets are subject to risk and uncertainties, including metal prices and macroeconomic conditions, which are particularly volatile and partially or totally outside the Company's control. Future changes in these variables may differ from management's expectations and may materially change the recoverable amounts of the CGUs.

Impairment analysis

When performing its annual impairment assessments, the Company identified the following impairment indicators:

•	A reduction in the life of mine of Cerro Pasco Complex operations due to a decrease in mineral reserves and resources estimates;
•	The spot average zinc LME prices declined substantially in comparison with prior year;
•	The carrying amount of the net assets of the Company is persistently above the Company’s market value.

The Company concluded that the combination of these indicators could result in the recoverable amount of its cash-generating units being lower than the carrying amount. An impairment test of all the Company´s CGUs was performed. Below is a summary of the CGUs’ carrying amounts tested for impairment as at September 30, 2019:

		Fair value of
		identifiable	Other net assets	Total carrying
	Goodwill	assets (iv)	carrying amount	amount
Cerro Lindo (i)	—	386,255	185,697	571,952
Cerro Pasco (i)	—	318,218	204,045	522,263
Mining Peru (ii)	578,280	704,473	389,742	1,672,495

Cajamarquilla	92,494	—	719,698	812,192

Três Marias system (iii)	—	—	571,277	571,277
Aripuanã	—	—	67,337	67,337
Juiz de Fora	—	—	177,445	177,445
	670,774	704,473	1,925,499	3,300,746

(i)	Includes exploration assets and development projects with capitalized mining rights and development costs allocated.
(ii)	Represents the lowest level within the Company at which the goodwill generated in the acquisition of NEXA PERU is monitored by the Company's management.
(iii)	Currently Três Marias smelter is integrated with the mining operations of Vazante and Morro Agudo and, therefore, are considered as a single CGU.
(iv)	Corresponds to the fair value of the identifiable intangible assets in the acquisition of NEXA PERU, which are recognized at the consolidated level.

(a)   Key assumptions used in impairment test

The recoverable amount of each CGUs was determined based on FVLCD method, which was higher than the value in use.

The Company identified long-term metal prices, discount rate and life of mine (“LOM”) as key assumptions for the recoverable amount determination, due to the material impact that such assumptions may cause on the recoverable value. These assumptions are summarized below:

	September 30,	September 30,
	2019	2018
Long-term zinc (USD/t)	2,571	2,517
Discount rate (Brazil)	7.10%	7.13%
Discount rate (Peru)	6.38%	6.30%
Brownfield projects - LOM (years)	from 8 to 13	from 9 to 21
Greenfield projects - LOM (years)	from 12 to 24	from 12 to 24

(b)   Impairment test process

Following the determination of the recoverable amount of the CGUs, the Company compared the carrying amount of each CGU with its respective recoverable amount. At this step, the Company identified an impairment loss at the CGU Cerro Pasco (refer to note 31(c)).

The second step was to test whether the goodwill allocated to a CGU or a group of CGUs was recoverable. In performing this analysis, the recoverable amount of Cerro Lindo and Cerro Pasco were aggregated in a group of CGUs called Mining Peru, which represents the lowest level within the Company at which goodwill of the acquisition of NEXA PERU is monitored by management. This aggregated recoverable amount is compared with the aggregated carrying amount of the CGUs. No impairment loss was verified at this level.

(c)   Impairment loss – Cerro Pasco CGU

The reduction in the mineral reserves and resources estimates that led to a shortening of the life of mine of Cerro Pasco CGU from 21 to 13 years was determinant for the recognition of an impairment loss of USD 142,133.

As the impairment loss was identified at the CGU level and was not directly related to a single asset, the loss was allocated on a pro rata basis to the following assets:

	Carrying amount
	prior to	Impairment	Carrying amount
	impairment loss	loss	after impairment loss
Property, plant and equipment	192,719	(42,683)	150,036
Intangible assets	333,427	(99,450)	233,977
Other net assets	(3,883)	—	(3,883)
	522,263	(142,133)	380,130
Fair value of identifiable assets	318,218	(97,308)	220,910
Other net assets carrying amount	204,045	(44,825)	159,220
	522,263	(142,133)	380,130

The Company performed a stress test on the key assumptions used for the calculation of the recoverable amount of the CGU Cerro Pasco. A decrease of 5% in the long-term LME zinc price to USD 2,442 per ton compared to management´s estimation as at September 30, 2019 would have had resulted in the recognition of an additional impairment loss of USD 56,633. Also, an increase of 5% in discount rate compared to management´s estimation as at September 30, 2019 would have had resulted in an additional impairment loss of USD 10,670.

(d)   Impairment results – Other CGUs

The impairment indicators listed above led to a decrease in the recoverable amount of all our CGUs. However, the effects were less prominent than in  the CGU Cerro Pasco and no impairment loss were identified in other CGUs.

The Company has reviewed impairment indicators as at December 31, 2019 and concluded that no impairment indicators exist at the reporting date. Therefore, no additional impairment test was performed.

The Company also estimated the amount by which the value assigned to each of these key assumptions must change in order for the CGUs recoverable amount to be equal to its carrying amount:

	Excess over	Decrease in long term
	carrying	zinc (USD/t)		Increase in discount rate
Cash generating unit	amount	Change	Price	Change	Rate
Cerro Lindo	625,998	(17)%	2,143	116%	13.80%
Cajamarquilla	341,815	(9)%	2,343	31%	8.40%
Três Marias system	248,869	(8)%	2,730	65%	11.70%
Juiz de fora	381,076	(25)%	1,920	142%	17.20%
Aripuanã	515,807	(32)%	1,748	167%	19.00%
Goodwill – Mining Peru	47,709	(1)%	2,538	6%	6.80%